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                                                                    EXHIBIT 23.2


CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS



     We hereby consent to the references to our firm in the Annual Report on Form 10-K of Tesoro Petroleum Corporation for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission in Washington, D.C. pursuant to the Securities Exchange Act of 1934.




                                      NETHERLAND, SEWELL & ASSOCIATES, INC.



                                   By: /s/ FREDERIC D. SEWELL
                                      ---------------------------------------
                                      Frederic D. Sewell
                                      President


Dallas, Texas
March 30, 1999